Exhibit 10.33

EXECUTION VERSION

SEVENTH AMENDMENT TO MASTER REPURCHASE AGREEMENT SEVENTH AMENDMENT TO MASTER REPURCHASE AGREEMENT, dated as of December 26, 2023 (this “Amendment”), by and among CMTG BB FINANCE LLC, a Delaware limited liability company (“Seller”), and BARCLAYS BANK PLC, a public limited company organized under the laws of England and Wales, in its capacity as Purchaser (together with its successors and assigns, “Purchaser”). Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Repurchase Agreement (as defined below).

RECITALS

WHEREAS, Purchaser and Seller are parties to that certain Master Repurchase Agreement, dated as December 21, 2018, as amended by the First Amendment to Master Repurchase Agreement, dated October 31, 2019, the Omnibus Amendment, dated February 27, 2020, the Second Amendment to Master Repurchase Agreement, dated August 19, 2021, the Second Omnibus Amendment, dated December 20, 2021, the Fifth Amendment to Master Repurchase Agreement, dated January 28, 2022, and the Sixth Amendment to Master Repurchase Agreement, dated July 13, 2022 (collectively, the “Existing Repurchase Agreement” and, as amended by this Amendment, and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”); and

WHEREAS, Purchaser has requested, and Seller has agreed, to make certain amendments and modifications to the Existing Repurchase Agreement (the “Facility”) as further set forth herein.

NOW THEREFORE, in consideration of the foregoing recitals, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE 1

AMENDMENTS TO THE EXISTING REPURCHASE AGREEMENT

(a)
Article 2 of the Existing Repurchase Agreement is hereby amended by either adding the following defined terms in the appropriate alphabetical order, or, if the corresponding defined term already exists therein, amending and restating such defined term in its entirety as follows:

“EU Securitisation Regulation” shall mean Regulation (EU) 2017/2402 (and as further amended, varied or substituted from time to time as a matter of EU law, including together with any delegated regulations, applicable guidance, regulatory technical standards, or implementing technical standards made thereunder).

“EU/UK Securitisation Regulation Event” shall mean:

(a)
Purchaser, Retention Holder or Seller receives a written direction or requirement from any national or supra-national regulatory or supervisory authority charged with responsibility for the prudential supervision or regulation of

Purchaser, Retention Holder or Seller (for the purposes of this definition, a “Relevant Regulator”) stating or alleging that Retention Holder is failing to comply with the requirements of the Securitisation Regulations; or

(b)
Purchaser determines, acting reasonably, that due to any change in or the adoption of any new law, rule, direction, guidance or regulation under the Securitisation Regulations, or the publication by any Relevant Regulator of an opinion, recommendation or guidance in relation to the Securitisation Regulations, in each case, on a date subsequent to the Restructuring Amendment Date:
(i)
the amount of retained interest held by Subordinate Lender is required to be increased in order to comply with the risk retention requirements under Article 6 of the Securitisation Regulations as in effect on such date, to the extent that any Transactions outstanding on such date form all or part of a tranche in a securitisation; or
(ii)
Subordinate Lender is otherwise failing to comply with the requirements of the Securitisation Regulations as in effect on such date, to the extent that any Transactions outstanding on such date form all or part of a tranche in a securitisation.

“EU/UK Securitisation Regulation Event Notice” shall have the meaning specified in Article 3(k).

“Regulatory Event Restructuring” shall have the meaning specified in

Article 3(k).

“Restructuring Amendment Date” shall mean December 26, 2023. “Retention Holder” shall have that meaning ascribed to it in the Risk

Retention Letter.

“Risk Retention Event” shall mean a material breach by Retention Holder or Seller in each case in respect of any warranty, representation, undertaking or obligation contained in the Risk Retention Letter and which is not cured to Purchaser’s reasonable satisfaction within twenty (20) Business Days from written notice from Purchaser to Seller; provided that, a Risk Retention Event shall occur immediately if any such breach results from the willful misconduct or bad faith of any Seller Party or any Affiliate thereof.

“Risk Retention Letter” shall mean the risk retention letter, dated as of the Restructuring Amendment Date, from Retention Holder and Seller to Purchaser.

“Securitisation Regulations” shall mean the UK Securitisation Regulation and, for so long as any Purchaser is subject to the due-diligence requirements in the EU Securitisation Regulation and has confirmed such fact in writing to Seller, the EU Securitisation Regulation, and references to “each Securitisation Regulation” or “either Securitisation Regulation” shall be construed accordingly.

“Security Agent and Subordination Agreement” shall mean that certain Security Agent and Subordination Agreement dated as of the Restructuring Amendment Date by and among Purchaser as purchaser and security agent, Subordinate Lender as subordinate lender, and Seller, as common obligor, pursuant to which, among other things, the rights of Subordinate Lender are subordinated to the rights of Purchaser.

“Subordinate Lender” shall mean Guarantor, in its capacity as lender under the Subordinated Facility Agreement.

“Subordinate Loan” shall mean an advance to Seller from Subordinate Lender under the Subordinated Facility Agreement (and such advances collectively being the “Subordinate Loans”).

“Subordinated Facility Agreement” shall mean that certain Subordinated Facility Agreement, dated as of the Restructuring Amendment Date, among Seller as borrower and Subordinate Lender as lender whereby Subordinate Lender has made provision for the Subordinate Loans to be advanced to Seller under the terms thereof.

“Transaction Documents” shall mean, collectively, this Agreement, any applicable Exhibits to this Agreement, the Fee Letter, the Guaranty, the Custodial Agreement, the Servicing Agreement, the Servicer Letter, the Account Control Agreement, each Pledge Agreement, the Subordinated Facility Agreement, the Security Agent and Subordination Agreement, the Risk Retention Letter, all Confirmations and assignment documentation executed pursuant to this Agreement in connection with specific Transactions, and all other documents executed in connection with this Agreement or any Transaction, each of the foregoing as they may be amended, restated, supplemented or modified from time to time.

“UK Securitisation Regulation” shall mean Regulation (EU) 2017/2402 in the form in effect on 31 December 2020 as it forms part of United Kingdom domestic law by virtue of the European Union (Withdrawal) Act 2018, as amended by the Securitisation (Amendment) (EU Exit) Regulations 2019 of the United Kingdom and as further amended, varied, replaced or substituted from time to time, including (i) any technical standards thereunder as may be effective from time to time and (ii) any regulatory guidance relating thereto as may from time to time be published by the UK Financial Conduct Authority and/or the UK Prudential Regulation Authority (or, in each case, any successor).

(b)
Article 3 of the Existing Repurchase Agreement is hereby amended by adding a new subsection (k) at the end of such Article 3 as follows:
(k)
EU/UK Securitisation Regulation Event.
(i)
Each of Purchaser, Seller and Retention Holder shall, as soon as reasonably practicable upon obtaining actual knowledge of the occurrence of an EU/UK Securitisation Regulation Event, and in any event within two (2) Business Days after first obtaining actual knowledge thereof, notify each other party in writing of the occurrence thereof if such EU/UK Securitisation Regulation Event is continuing at the time.

(ii)
Upon any of Purchaser, Seller or Retention Holder obtaining actual knowledge of the occurrence of an EU/UK Securitisation Regulation Event and notifying the other parties in accordance with Article 3(k)(i) above, Purchaser may, subject to the requirements of clause (b) of the definition of EU/UK Securitisation Regulation Event, give written notice (an “EU/UK Securitisation Regulation Event Notice”) to Seller and Retention Holder that Purchaser has determined that an EU/UK Securitisation Regulation Event has occurred and is continuing. Upon Seller and Retention Holder receiving an EU/UK Securitisation Regulation Event Notice from Purchaser, each of Seller, Retention Holder and Purchaser shall, for a period of ninety (90) calendar days, work together in good faith to agree on and implement a mutually agreeable and commercially reasonable means by which the applicable EU/UK Securitisation Regulation Event can be cured (a “Regulatory Event Restructuring”), which may include, without limitation, terminating or amending the Subordinated Facility Agreement, increasing the amount of Retention Interest (as defined in the Risk Retention Letter) held by Retention Holder, and/or executing and delivering such further instruments and documents and taking such further actions as are reasonably necessary or desirable to effect such Regulatory Event Restructuring.
(iii)
In the event that, within ninety (90) calendar days from Seller and Retention Holder receiving an EU/UK Securitisation Regulation Event Notice, the parties are not able to agree on and implement a Regulatory Event Restructuring, then, Purchaser may, by written notice to Seller delivered after the expiration of such ninety (90) calendar day period, elect to disallow the entering into of new Transactions under the Repurchase Agreement for so long as the EU/UK Securitisation Regulation Event giving rise to such EU/UK Securitisation Regulation Event Notice remains in effect.
(c)
Article 5(e) of the Existing Repurchase Agreement is hereby amended and restated in its entirety as follows:
(e)
The provisions of Section 3.1 of the Security Agent and Subordination Agreement and the related definitions are incorporated by reference herein and shall be deemed to have the same force and effect as if set forth in full herein.
(d)
Each of Article 11(iii), 11(iv), and 11(ix) of the Existing Repurchase Agreement is hereby amended and restated as follows:
(iii)
create, incur, assume or suffer to exist any Lien, encumbrance or security interest in or on any of its property, assets, revenue, the Purchased Assets, the other Collateral, whether now owned or hereafter acquired, other than the Liens, the security interest granted by Seller pursuant to the Transaction Documents, and the Subordinate Loan;
(iv)
create, incur, assume or suffer to exist any Indebtedness or other obligation (other than the Subordinate Loan), secured or unsecured, direct or indirect, absolute or contingent (including guaranteeing any obligation) to the extent the same would cause Seller to violate the covenants contained in this Agreement or Guarantor to violate the financial covenants contained in the Guaranty (including, without limitation, further equity funding of Seller from any affiliate thereof);

(ix) permit the organizational documents or organizational structure of Seller to be amended, except as reasonably necessary in connection with the Subordinate Loan;

(e)
Each of Article 13(xv) and 13(xx) of the Existing Repurchase Agreement is hereby amended and restated as follows:

(xv) Seller shall not enter into any transaction with an Affiliate of Seller except on commercially reasonable terms similar to those available to unaffiliated parties in an arm’s length transaction, other than the Subordinate Loan;

(xx) Seller shall not create, incur, assume or suffer to exist any Indebtedness or Lien in or on any of its property, assets, revenue, the Purchased Assets, the other Collateral, whether now owned or hereafter acquired, other than (A) obligations under the Transaction Documents, (B) obligations under the documents evidencing the Purchased Assets, (C) the Subordinate Loan, and (D) unsecured trade payables, in an aggregate amount not to exceed $250,000 at any one time outstanding, incurred in the ordinary course of acquiring, owning, financing and disposing of the Purchased Assets; provided, however, that any such trade payables incurred by Seller shall be paid within ninety (90) days of the date incurred.

(f)
Article 14(a) of the Existing Repurchase Agreement is hereby amended by adding the following events to the list of events which constitute an “Event of Default” thereunder:

(xix) Risk Retention Event. A Risk Retention Event shall have occurred.

(g)
Article 20 (Non-Assignability) of the Existing Repurchase Agreement is hereby amended by adding a new subsection (f) at the end of such Article 20 as follows:
(f)
Notwithstanding anything to the contrary, Purchaser shall not take any actions, assign or participate some or all of its rights and obligations under the Transaction Documents and/or under any Transaction in a manner that would cause the Seller or Guarantor or any portion of the Seller or Guarantor to be a “taxable mortgage pool” for U.S. federal income tax purposes.
(h)
The parties hereby agree that (i) Seller may amend, restate, or otherwise modify Seller’s organizational documents to make corresponding changes to the single purpose entity covenants contained therein to reflect the foregoing amendments set forth in clauses (c) and (d) above, and (ii) Purchaser’s execution and delivery of this Amendment shall evidence Purchaser’s consent to such amendment, restatement or other modification of Seller’s organizational documents. Seller shall deliver to Purchaser a copy of any such amendment, restatement or other modification of Seller’s organizational documents entered into pursuant to this paragraph promptly following execution thereof.

ARTICLE 2 REPRESENTATIONS

Seller and the Subordinate Lender represents and warrants to Purchaser, as of the date of this Amendment, as follows:

(a)
it is duly organized (or, in the case of Subordinate Lender, incorporated), validly existing and in good standing under the laws of its jurisdiction of organization or incorporation and is duly qualified in each jurisdiction necessary to conduct business as presently conducted;
(b)
it is duly authorized to execute and deliver this Amendment and to perform its obligations under the Existing Repurchase Agreement, as amended and modified hereby, and has taken all necessary action to authorize such execution, delivery and performance;
(c)
the person signing this Amendment on its behalf is duly authorized to do so on its behalf;

(d)
the execution, delivery and performance of this Amendment will not violate any

Requirement of Law applicable to it or its organizational documents or any agreement by which it is bound or by which any of its assets are affected;

(e)
this Amendment has been duly executed and delivered by it; and
(f)
the Existing Repurchase Agreement, as amended and modified hereby, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, other limitations on creditors’ rights generally and general principles of equity.

ARTICLE 3 CONDITIONS PRECEDENT

This Amendment and its provisions shall become effective upon the satisfaction of each of the following conditions precedent:

(a)
the execution and delivery of this Amendment by a duly authorized officer of Seller;
(b)
the execution and delivery of the (i) Subordinated Facility Agreement, (ii) the Security Agent and Subordination Agreement and (iii) the Risk Retention Letter, in each case, by each of the parties thereto;

(c)
the execution and delivery of an amendment to the Guaranty;
(d)
Purchaser’s written confirmation to Seller and Subordinate Lender of the delivery of a memorandum by Dechert LLP to Purchaser in respect of the application of certain requirements set out in the Securitisation Regulations; and
(e)
the delivery of confirmation and evidence reasonably satisfactory to Purchaser and Subordinate Lender (i) that the requirements of Article 7(1)(b) of the Securitisation Regulation have been fulfilled by, prior to the date of this Amendment, the Transaction Documents or, in the case of the Risk Retention Letter, the Subordinated Facility Agreement and the Security Agent and Subordination Agreement, final drafts of the Transaction Documents being made available to Purchaser and Subordinate Lender and (ii) that the requirements of Article 7(1)(c) of the Securitisation Regulation have been fulfilled by, prior to the date of this Amendment, the transaction summary specified in that Article having been prepared by Seller or their counsel and made available to Purchaser and Subordinate Lender.

ARTICLE 4 REAFFIRMATION AND ACKNOWLEDGMENT

Seller on behalf of itself and no other Person hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, and grants of security interests and liens in favor of Purchaser, under each Transaction Document to which it is a party, (ii) agrees and acknowledges that such ratification and reaffirmation is not a condition to the continued effectiveness of such Transaction Documents, and (iii) agrees that neither such ratification and reaffirmation, nor Purchaser’s solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from Seller, Guarantor and/or Equity Pledgor with respect to any subsequent modifications to the Repurchase Agreement or the other Transaction Documents. The Existing Repurchase Agreement (as amended as of the date hereof) and the other Transaction Documents shall remain in full force and effect and are hereby ratified and confirmed.

ARTICLE 5 GOVERNING LAW

THIS AMENDMENT (AND ANY CLAIM, CONTROVERSY OR DISPUTE

ARISING UNDER OR RELATED TO THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AMENDMENT AND THE INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT) SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

ARTICLE 6 MISCELLANEOUS

(a)
The execution, delivery and effectiveness of this Amendment shall not (i) limit,

impair, constitute a waiver by, or otherwise affect any right, power or remedy of Purchaser under the Repurchase Agreement or any other Transaction Document, (ii) constitute a waiver of any provision in the Repurchase Agreement or in any of the other Transaction Documents or of any Default or Event of Default that may have occurred and be continuing, (iii) limit, impair, constitute a waiver by, or otherwise affect any right or power of Purchaser to determine that a Margin Deficit, Default or Event of Default has occurred pursuant to the terms of the Transaction Documents or

(iv)
except as expressly amended or modified hereby, alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Repurchase Agreement or in any of the other Transaction Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.
(b)
Except as expressly amended or modified hereby, the Repurchase Agreement and the other Transaction Documents shall remain in full force and effect in accordance with their terms and as so amended or modified are hereby ratified and confirmed. All references to the Transaction Documents shall be deemed to mean the Transaction Documents as modified by this Amendment.
(c)
This Amendment may be executed in counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument, and the words “executed,” “signed,” “signature,” and words of like import as used in this Amendment or in any other certificate, agreement or document related to this Amendment shall include, in addition to manually executed signatures, images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”) and other electronic signatures. The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity, enforceability and admissibility as a manually executed signature or use of a paper-based record- keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code. The parties hereto agree that this Amendment may be signed with a signature stamp. The parties hereto agree that any signatures made with a signature stamp appearing on this Amendment are the same as handwritten signatures for the purposes of validity, enforceability and admissibility.
(d)
The headings in this Amendment are for convenience of reference only and shall not affect the interpretation or construction of this Amendment.
(e)
This Amendment may not be amended or otherwise modified, waived or supplemented except as provided in the Repurchase Agreement.
(f)
This Amendment contains a final and complete integration of all prior expressions by the parties with respect to the subject matter hereof and shall constitute the entire agreement among the parties with respect to such subject matter, superseding all prior oral or written understandings.
(g)
After this Amendment becomes effective, all references in the Existing Repurchase Agreement and each other Transaction Document to “Master Repurchase Agreement,” “Repurchase Agreement,” “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Existing Repurchase Agreement shall be deemed to be references to the Existing Repurchase Agreement as amended by this Amendment.
(h)
This Amendment and the Existing Repurchase Agreement, as amended hereby, are a single Transaction Document.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.

SELLER:

CMTG BB FINANCE LLC,

a Delaware limited liability company

By: Name:J. Michael McGillis

Title: Authorized Signatory

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Barclays-Claros – Seventh Amendment to Master Repurchase Agreement

PURCHASER:

BARCLAYS BANK PLC

By:

Name: Francis X. Gilhool

Title: Authorized Signatory

[Barclays/Claros – Signature Page to Seventh Amendment to Master Repurchase Agreement]

By signing below, Claros Mortgage Trust, Inc., a Maryland corporation (“Guarantor”), hereby acknowledges the foregoing Amendment and in connection with Seller’s agreement to the terms of the foregoing Amendment reaffirms the terms and conditions of that certain Guaranty, dated as of December 21, 2018 (as so amended, and as the same may be further amended, modified, restated, replaced, waived, substituted, supplemented or extended and in effect from time to time, the “Guaranty”), for the benefit of Purchaser, and acknowledges and agrees that the Guaranty remains in full force and effect.

GUARANTOR:

CLAROS MORTGAGE TRUST, INC.,

a Maryland corporation

By: Name:J. Michael McGillis

Title: Authorized Signatory

Barclays-Claros – Seventh Amendment to Master Repurchase Agreement